BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS

July 31, 2024 (unaudited)

All investments in the United States, except as noted.

Shares			Value
	COMMON STOCK (80.8%)
	BASIC MATERIALS (3.8%)
400,000	Element Solutions, Inc.		$10,780,000
	Total Basic Materials		10,780,000

	COMMUNICATIONS (12.5%)
800,000	Despegar.com Corp. (British Virgin Islands)[1]		9,296,000
1,000,000	Upwork, Inc.[1]		12,120,000
2,500,000	WideOpenWest, Inc.[1]		13,625,000
	Total Communications		35,041,000

	CONSUMER CYCLICAL (9.8%)
3,489,900	ThredUp, Inc. (Class A)[1]		7,328,790
494,000	XPEL, Inc.[1]		20,189,780
	Total Consumer Cyclical		27,518,570

	CONSUMER NON-CYCLICAL (28.2%)
425,000	Alarm.com Holdings, Inc.[1]		29,983,750
110,000	Cimpress, Plc. (Ireland)[1]		10,039,700
250,000	EVERTEC, Inc. (Puerto Rico)		8,617,500
332,000	Franklin Covey Co.[1]		14,511,720
209,285	iRadimed Corp.		9,775,702
396,950	SoundThinking, Inc.[1]		6,136,847
	Total Consumer Non-Cyclical		79,065,219

	FINANCIALS (6.2%)
100,000	StoneX Group, Inc.[1]		8,334,000
100,000	Triumph Financial, Inc.[1]		9,073,000
	Total Financials		17,407,000

	INDUSTRIALS (5.2%)
630,051	Astronics Corp.[1]		14,510,075
	Total Industrials		14,510,075

	TECHNOLOGY (15.1%)
100,000	Agilysys, Inc.[1]		11,209,000
19,000	Onto Innovation, Inc.[1]		3,634,700
575,000	PagerDuty, Inc.[1]		12,034,750
1,700,000	Zuora, Inc. (Class A)[1]		15,419,000
	Total Technology		42,297,450
	Total Common Stock (Cost $214,979,945)		226,619,314

TOTAL INVESTMENTS (Cost $214,979,945)[2]		80.8%	$226,619,314
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES		19.2%	53,988,625
NET ASSETS		100.00%	$280,607,939

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $214,979,945, the aggregate gross unrealized appreciation is $46,059,322 and the aggregate gross unrealized depreciation is $34,419,953, resulting in net unrealized appreciation of $11,639,369.

BBH Partner Fund – Small Cap Equity’s (the “Fund”) country diversification is based on the respective security’s country of incorporation.

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2024 (unaudited)

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).

—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2024 (unaudited)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2024.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of July 31, 2024
Common Stock:
Basic Materials	$10,780,000	$–	$–	$10,780,000
Communications	35,041,000	–	–	35,041,000
Consumer Cyclical	27,518,570	–	–	27,518,570
Consumer Non-Cyclical	79,065,219	–	–	79,065,219
Financials	17,407,000	–	–	17,407,000
Industrials	14,510,075	–	–	14,510,075
Technology	42,297,450	–	–	42,297,450
Total Investments, at value	$226,619,314	$–	$–	$226,619,314

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2024 (unaudited)

Portfolio holdings are shown as of the date indicated. Since market conditions fluctuate suddenly and frequently, the portfolio holdings may change and this list is not indicative of future portfolio composition. These portfolio holdings are not intended to be and do not constitute recommendations that others buy, sell, or hold any of the securities listed.

For more complete information on the Fund, call 1-800-575-1265 for a prospectus or visit www.bbhfunds.com. You should consider the Fund's investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Fund's prospectus, which you should read carefully before investing.

The BBH Funds are managed by a separately identifiable department within Brown Brothers Harriman & Co. Shares of the Fund are distributed by ALPS Distributors, Inc. located at 1290 Broadway, Suite 1000, Denver, CO 80203.